UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2017

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas 75254

(Address of principal executive offices)
(Zip Code)

(888) 808-7348

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information below regarding an amendment to the Frisco Square Agreement (as defined below) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 11, 2017, Behringer Harvard Opportunity REIT I, Inc. (the “Registrant” or “Company”), through its wholly-owned subsidiaries BHFS I, LLC, BHFS II, LLC, BHFS III, LLC, BHFS IV, LLC and BHFS THEATER, LLC (collectively, the “Seller”), entered into a purchase and sale agreement (the “Frisco Square Agreement”) pursuant to which it would sell the mixed-use community commonly known as Frisco Square located in the City of Frisco, Collin County, Texas, to Frisco Square Acquisition, LLC (the “Buyer”), an unaffiliated third party for a contractual sales price of $55.0 million. Pursuant to the terms of Frisco Square Agreement, the Buyer had 30 days, subject to an extension under certain conditions, to conduct due diligence. Additionally, during the due diligence period the Buyer could, among other things, request a price adjustment. During the due diligence period the Buyer requested a price adjustment, and on December 20, 2017, the Company and the Buyer executed an amendment to the Frisco Square Agreement to adjust the contractual sales price to $53.2 million.

On December 21, 2017, the Seller completed the sale of Frisco Square to the Buyer pursuant to the terms of the Frisco Square Agreement, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: December 28, 2017	By:	/s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer, and Treasurer

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Item 9.01	Financial Statements and Exhibits.

(b)    Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statement of net assets in liquidation at September 30, 2017 illustrates the estimated effects of the disposition of Frisco Square referred to in Item 2.01 above (the “Transaction”) as if it had occurred on such date. The unaudited pro forma condensed consolidated statement of changes in net assets in liquidation for the period February 1, 2017 through September 30, 2017 includes certain pro forma adjustments to illustrate the estimated effects of the  dispositions of Frisco Square as if had occurred on the first day of the earliest period presented.

The unaudited pro forma condensed statements of operations for the one month ended January 31, 2017 and for the year ended December 31, 2016 include certain pro forma adjustments to illustrate the estimated effects of the  dispositions of (i) the Chase Park Plaza Hotel referred to in Item 2.01 of the Company’s Current Report on Form 8-K dated June 8, 2017 (the “Chase Park Plaza Hotel Transaction”) and (ii) The Ablon at Frisco Square referred to in Item 2.01 of the Company’s Current Report on Form 8-K dated May 26, 2017 (the “Ablon at Frisco Square Transaction” and collectively with the Chase Park Plaza Hotel Transaction, the “Previous Dispositions”) and the Transaction as if they had occurred on the first day of the earliest period presented.

The unaudited pro forma condensed consolidated statement of changes in net assets in liquidation and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Previous Dispositions and the Transaction had occurred on the first day of the earliest period presented. Further, the unaudited pro forma condensed consolidated statement of net assets in liquidation, statement of changes in net assets in liquidation and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-Q for the quarterly period ended September 30, 2017 and on Form 10-K for the year ended December 31, 2016.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

NET ASSETS IN LIQUIDATION

September 30, 2017

(Liquidation Basis)

(in thousands)

		Frisco Square
	Historical	Disposition	Pro Forma
	September 30,	Pro Forma	September 30,
	2017	Adjustments	2017
Assets
Real estate assets	$58,104	$(53,900)	$4,204
Cash and cash equivalents	55,955	50,297	106,252
Restricted cash	2,962	(729)	2,233
Accounts receivable	937	(415)	522
Note receivable	1,500	-	1,500
Total Assets	119,458	(4,747)	114,711
Liabilities
Liability for estimated costs in excess of estimated
receipts during liquidation	3,205	637	3,842
Accounts payable	96	-	96
Accrued and other liabilities	6,060	(1,234)	4,826
Total Liabilities	9,361	(597)	8,764
Commitments and contingencies
Net assets in liquidation	$110,097	$(4,150)	$105,947

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF

CHANGES IN NET ASSETS IN LIQUIDATION

(Liquidation Basis)

(in thousands)

		Frisco Square
	Historical for the Period	Disposition		Pro Forma
	from February 1, 2017	Pro Forma		from February 1, 2017
	through September 30, 2017	Adjustments		through September 30, 2017

Net assets in liquidation, beginning of period	$109,969	$(4,150	)(a)	$105,819
Changes in net assets in liquidation	128	-		128
Net assets in liquidation, end of period	$110,097	$(4,150)		$105,947

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE ONE MONTH ENDED JANUARY 31, 2017

(Going Concern Basis)

(in thousands, except per share amounts)

		Previous		Frisco Square
	Historical	Dispositions		Disposition		Pro Forma
	One Month Ended	Pro Forma		Pro Forma		One Month Ended
	January 31, 2017	Adjustments (a)		Adjustments (a)		January 31, 2017
Revenues
Rental revenue	$1,277	$(390)		$(604)		$283
Hotel revenue	2,284	(2,015)		-		269
Total revenues	3,561	(2,405)		(604)		552
Expenses
Property operating expenses	475	(104)		(190)		181
Hotel operating expenses	2,163	(1,856)		-		307
Bad debt recovery	(5)	4		-		(1)
Interest expense	717	(375	)(b)	(104	)(b)	238
Real estate taxes	401	(201)		(89)		111
Property management fees	96	(59)		-		37
Asset management fees	159	(58	)(c)	(27	)(c)	74
General and administrative	322	-		-		322
Depreciation and amortization	869	(447)		(238)		184
Total expenses	5,197	(3,096)		(648)		1,453
(Loss)/income before income tax expense and equity in earnings of unconsolidated joint venture	(1,636)	691		44		(901)
Income tax expense	(6)	-		-		(6)
Equity in earnings of unconsolidated joint venture	25	-		-		25
Net (loss)/income	(1,617)	691		44		(882)
Net loss/(income) attributable to noncontrolling interest	35	(1)		-		34
Net (loss)/income attributable to common shareholders	$(1,582)	$690		$44		$(848)

Weighted average shares outstanding
Basic and diluted	56,500					56,500
Basic and diluted loss per share	$(0.03)					$(0.02)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(Going Concern Basis)

(in thousands, except per share amounts)

		Previous		Frisco Square
	Historical	Dispositions		Disposition		Pro Forma
	December 31,	Pro Forma		Pro Forma		December 31,
	2016	Adjustments (a)		Adjustments (a)		2016
Revenues
Rental revenue	$15,425	$(2,622)		$(7,100)		$5,703
Hotel revenue	36,668	(32,084)		-		4,584
Condominium sale	2,271	-		-		2,271
Total revenues	54,364	(34,706)		(7,100)		12,558
Expenses
Property operating expenses	6,637	(1,243)		(2,613)		2,781
Hotel operating expenses	28,961	(23,804)		-		5,157
Bad debt expense	75	-		-		75
Cost of condominium sale	2,271	-		-		2,271
Interest expense	9,316	(4,163	)(b)	(1,157	)(b)	3,996
Real estate taxes	4,087	(1,609)		(1,116)		1,362
Impairment charge	9,247	-		-		9,247
Property management fees	1,614	(902)		(304)		408
Asset management fees	2,109	(767	)(c)	-	(c)	1,342
General and administrative	5,553	-		-		5,553
Depreciation and amortization	10,883	(4,999)		(2,883)		3,001
Total expenses	80,753	(37,487)		(8,073)		35,193
Interest income	5	(10)		(1)		(6)
Other expense, net	(101)	86		-		(15)
Gain on debt extinguishment	1,624	-		-		1,624
(Loss)/income before gain on sale of real estate, income tax expense and equity in earnings of unconsolidated joint venture	(24,861)	2,857		972		(21,032)
Gain on sale of real estate	3,027	-		(1,750)		1,277
Income tax expense	(111)	-		-		(111)
Equity in earnings of unconsolidated joint venture	1,615	-		-		1,615
Net (loss)/income	(20,330)	2,857		(778)		(18,251)
Net loss/(income) attributable to noncontrolling interest	566	(154)		-		412
Net (loss)/income attributable to common shareholders	$(19,764)	$2,703		$(778)		$(17,839)

Weighted average shares outstanding
Basic and diluted	56,500					56,500
Basic and diluted loss per share	$(0.35)					$(0.32)

See accompanying notes to unaudited proforma condensed consolidated financial statements.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets in liquidation and changes in net assets in liquidation of the Company is presented as if the disposition of the mixed-use community commonly known as Frisco Square described in Note 2 “Pro Forma Transactions” had occurred as of September 30, 2017 and the first day of the earliest period presented, respectively. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company presented for the one month ended January 31, 2017 and for the year ended December 31, 2016 (collectively the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Company’s dispositions, described in Note 2 “Pro Forma Transactions”, as if they had occurred as of the first day of the earliest period presented. The amounts included in the historical columns represent the Company’s historical statement of net assets in liquidation, statement of changes in net assets in liquidation and operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

The Frisco Square Transaction:

On October 11, 2017, the Company, through its wholly-owned subsidiaries BHFS I, LLC, BHFS II, LLC, BHFS III, LLC, BHFS IV, LLC and BHFS THEATER, LLC (collectively, the “Seller”), entered into a purchase and sale agreement (the “Frisco Square Agreement”) pursuant to which it would sell the mixed-use community commonly known as Frisco Square located in the City of Frisco, Collin County, Texas, to Frisco Square Acquisition, LLC (the “Buyer”), an unaffiliated third party for a contractual sales price of $55.0 million. Pursuant to the terms of Frisco Square Agreement, the Buyer had 30 days, subject to an extension under certain conditions, to conduct due diligence. Additionally, during the due diligence period the Buyer could, among other things, request a price adjustment. During the due diligence period the Buyer requested a price adjustment, and on December 20, 2017, the Company and the Buyer executed an amendment to the Frisco Square Agreement to adjust the contractual sales price to $53.2 million.

On December 21, 2017, the Seller completed the sale of Frisco Square to the Buyer pursuant to the terms of the Frisco Square Agreement, as amended.

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2.	Pro Forma Transactions (continued)

The Chase Park Plaza Transaction:

On March 16, 2017, the Company, through its indirect wholly-owned subsidiaries Chase Park Plaza Hotel, LLC and CPPH, LLC (collectively, the “Chase Park Seller”), entered into a purchase and sale agreement (the “Chase Park Agreement”) pursuant to which it would dispose of the Chase Park Plaza Hotel to Hospitality Properties Trust (the “Chase Park Buyer”) for a contractual sales price of $94.0 million. Pursuant to the terms of the Chase Park Agreement, the Chase Park Buyer had 30 days, subject to an extension under certain conditions, to conduct due diligence. Additionally, during the due diligence period the Chase Park Buyer could, among other things, request a price adjustment. During the due diligence period the Chase Park Buyer requested a price adjustment, and on April 24, 2017, the Company and the Chase Park Buyer executed an amendment to the Chase Park Agreement to adjust the contractual sales price to $87.8 million.

On June 2, 2017, the Chase Park Seller completed the sale of the Chase Park Plaza Hotel to the Chase Park Buyer pursuant to the terms of the Chase Park Agreement, as amended.  In connection with the closing, a portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $60.2 million secured by the property.

The Ablon at Frisco Square Transaction:

On April 10, 2017, the Company, through The Ablon at Frisco Square, LLC (the “Ablon Frisco Square Joint Venture”), an indirect 90%-owned subsidiary, entered into a contract of sale (the “Ablon Agreement”) pursuant to which it would dispose of its 275-unit multifamily community located in Frisco, Texas (“The Ablon at Frisco Square”) to the Rose at Frisco Square, LLC (the “Rose at Frisco Square”), an unaffiliated third party, at a contractual sales price of $53.5 million.

On May 23, 2017, the Ablon Frisco Square Joint Venture completed the disposition of The Ablon at Frisco Square to the Rose at Frisco Square pursuant to the terms of the Ablon Agreement.  In connection with the closing, a portion of the proceeds from the disposition of the asset were used to pay off in full the existing indebtedness of approximately $26.3 million secured by the property.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation (Liquidation Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of net assets in liquidation represent adjustments needed to the Company’s historical statement of net assets in liquidation as if the completed disposition of Frisco Square had occurred as of September 30, 2017.

(a)	These adjustments reflect the net adjustment to real estate assets and the net proceeds received from the completed disposition Frisco Square and the elimination of the related account balances as if the dispositions were consummated as of September 30, 2017. The estimated liquidation value of Frisco Square was approximately $53.9 million as of September 30, 2017.

Frisco Square
Disposition

Initial estimated contractual sales price	$55,000
Estimated closing and transaction costs	(1,100)
Carrying value of real estate assets	$53,900

Contractual sales price	$53,150
Closing and transaction costs paid at closing	(1,403)
Net operating costs paid at closing	(1,450)
Net cash proceeds	$50,297

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed disposition of Frisco Square to pay down accounts receivable and other assets as well as the release of restricted cash.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets in Liquidation (Liquidation Basis) (continued)

(c)	This adjustments reflects the adjustment of estimated costs in excess of estimated receipts during liquidation to reflect disposition of Frisco Square.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets in Liquidation (Liquidation Basis)

(a)	The adjustment to the unaudited pro forma condensed consolidated statement of changes in net assets in liquidation represents adjustments needed to the Company’s historical statements of net assets as if the completed disposition of Frisco Square had occurred on the first day of the Pro Forma Period presented

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis)

The adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed dispositions of the Previous Dispositions and Frisco Square as if they had occurred on the first day of the first Pro Forma Periods presented.

(a)	Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed dispositions of the Previous Dispositions and Frisco Square from the historical amounts for the one month ended January 31, 2017 and for the year ended December 31, 2016, to give effect to the completed dispositions of these properties as if the dispositions had occurred on the first day of the first Pro Forma Periods presented. These properties were classified in continuing operations because the proposed dispositions of these properties would neither cause a strategic shift in the Company, nor were they considered to have a major impact on the Company’s business. Therefore, the properties did not qualify as discontinued operations under ASU 2014-08.

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BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except where stated in millions)

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations (Going Concern Basis) (continued)

(b)	Represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed dispositions of the Previous Dispositions and Frisco Square, to retire the indebtedness that was collateralized by the properties as if the disposition occurred on the first day of the first Pro Forma Periods presented.

(c)	Amount includes the elimination of asset management fee expenses attributable to the Previous Dispositions and Frisco Square for the one month ended January 31, 2017 and for the year ended December 31, 2016. The asset management fees related to Ablon at Frisco Square were historically paid by the joint venture to its managing member and to the Company’s advisor. The Chase Park Plaza Hotel and Frisco Square asset management fees were paid to the Company’s advisor.

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